UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Interim Chief Financial Officer

On May 10, 2022, Vaxart, Inc. (the “Company”) retained Fuad Ahmad, a partner at FLG Partners, LLC (“FLG Partners”), a chief financial officer services and board advisory consulting firm, as the Company’s Interim Chief Financial Officer and, in his capacity as a non-employee consultant, as the Company’s Principal Financial Officer and Principal Accounting Officer while Vaxart conducts its ongoing search for a Chief Financial Officer. As of May 10, 2022, Andrei Floroiu ceased to serve as the Company’s Principal Financial Officer and Margaret Echerd ceased to serve as the Company’s Principal Accounting Officer.

Mr. Ahmad has been a partner at FLG Partners since January 2013 and has served as consulting Chief Financial Officer for multiple clients of FLG Partners. Mr. Ahmad has served as the Interim Chief Financial Officer of IRIDEX Corporation, an ophthalmic medical technology company focused on the development and commercialization of breakthrough products and procedures used to treat sight-threatening eye conditions, since November 2020. Since October 2020, he has served as Interim Chief Financial Officer of Chargebee Inc., a subscription management/billing automation SaaS platform. From November 2019 to August 2020, Mr. Ahmad served as Interim Chief Financial Officer of Cutera, Inc. Previously, from October 2018 to November 2019, Mr. Ahmad served on an FLG Partners assignment as Chief Financial Officer of Telenav, Inc., a formerly listed enterprise software company focused on connected care and location-based services. From April 2016 to June 2018, Mr. Ahmad served as Chief Financial Officer of Quantum Corporation, a listed company focused on enterprise data storage and software defined storage workflows. From November 2015 to March 2016, Mr. Ahmad served on an FLG Partners assignment for Real Time Innovation, Inc., a private enterprise IoT software company. At Real Time Innovation, Mr. Ahmad served as an advisor to the board of directors and the chief executive officer as the company transitioned the business to subscription pricing. Prior to Real Time Innovation, Mr. Ahmad served on an FLG Partners assignment as Chief Financial Officer for Ensighten, Inc. from February 2013 until November 2015. From June 1996 to April 2012, Mr. Ahmad served in various positions with both public and private companies. Mr. Ahmad received a B.S. in Finance from Brigham Young University.

In connection with retaining Mr. Ahmad as its Interim Chief Financial Officer, the Company previously entered into a Confidential Consulting Agreement with FLG Partners, effective April 20, 2022 (the “FLG Consulting Agreement”), pursuant to which the Company will pay FLG Partners at a rate of $650.00 per hour for Mr. Ahmad’s services. The FLG Consulting Agreement requires that the Company indemnify Mr. Ahmad and FLG Partners in connection with Mr. Ahmad’s performance of services. The FLG Consulting Agreement has an indefinite term, however it is subject to termination by either party upon 30 days’ notice.

The foregoing description of the FLG Consulting Agreement is only a summary and is qualified in its entirety by reference to the FLG Consulting Agreement, a copy of which is as attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Consulting Services Agreement with Ms. Echerd

As previously disclosed, on March 28, 2022, Ms. Echerd notified Company that she intended to retire as Senior Vice President and Principal Accounting Officer, effective as of May 5, 2022. Subsequently, Ms. Echerd agreed to delay her retirement until May 11, 2022. As was also previously disclosed, Ms. Echerd agreed to provide certain transition services to the Company following her retirement. Accordingly, on May 11, 2022, the Company and Ms. Echerd entered into a Consulting Services Agreement (the “Echerd Consulting Agreement”). Pursuant to the Echerd Consulting Agreement: (i) Ms. Echerd will receive a fixed consulting fee at the rate of $10,000 per calendar month in exchange for up to 30 hours of consulting services per month at the direction of the Company’s Chief Executive Officer, (ii) the arrangement may be terminated by either party with at least 15 days’ advance notice, and (iii) upon termination of the consulting arrangement, the vested stock options held by Ms. Echerd at that time (including those that vested during the consulting period in accordance with the terms of the Company’s 2019 Equity Incentive Plan and the applicable award agreements) will remain outstanding and exercisable, in accordance with the terms, and subject to the conditions, of the 2019 Equity Incentive Plan and the applicable award agreements until the later of the following dates (x) the expiration date of the applicable post-termination exercise period set forth in the applicable award agreement, and (y) December 31, 2022.

The foregoing description of the Echerd Consulting Agreement is only a summary and is qualified in its entirety by reference to the Echerd Consulting Agreement, a copy of which is as attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies are forward-looking statements. The words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date of this Form 8-K. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Confidential Consulting Agreement between the Company and FLG Partners, LLC, effective as of April 20, 2022.
10.2	Consulting Services Agreement between the Company and Ms. Echerd, effective as of May 11, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: May 11, 2022
	By:	/s/ Andrei Floroiu
Andrei Floroiu
Chief Executive Officer